WORKING TOGETHER: the Crawford Difference Fox-Pitt Kelton Cochran Caronia Waller Bank and Insurance Conference June 18, 2009 Exhibit 99.1

WORKING TOGETHER:
the Crawford Difference
Forward-looking Statements, Segment Operating
Earnings and Non-GAAP Financial Information
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not historical may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or
Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and
Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Segment Operating Earnings:
Under Statement of Financial Accounting Standards Number 131, Disclosures about Segments of an Enterprise and Related
Information,
segment operating earnings is the primary measure used by the Company to evaluate the results of each of its four operating segments.  Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, and certain other nonrecurring gains and expenses.
Non-GAAP Financial Information:
For additional information about the Non-GAAP financial information presented herein, see the Appendix beginning on slide 32.

WORKING TOGETHER:
the Crawford Difference
• World’s largest fully-integrated independent
provider of global claims management solutions.
• Four reporting segments:
– International Operations
• Serves the global insurance industry and multi-national
corporations
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– Broadspire
• Serves large national accounts, carriers and self-
insured entities
– Legal Settlement Administration
• Provides administration for class action settlements
and bankruptcy matters
Our Market Leading Global Businesses

4 WORKING TOGETHER: the Crawford Difference Positioned for a Global Economy More than 700 locations in 63 countries

WORKING TOGETHER:
the Crawford Difference
Diversified Business and Clients
Fiscal 2008 Revenues of $1.05 Billion
• Property and Casualty
Services
• Global Technical Services
• Global Marine and
Transportation
• Global Markets
42.4%
29.7%
7.1%
International
Operations
U.S. Property & Casualty
• Property and Casualty Services
• Catastrophe Management Services
• Auto Appraisal Services
• Centralized Claim Administration
• Strategic Warranty Services
20.7%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)
• No single client over 6% of total revenue
• Top 20 Clients represent 34.7% of total revenue
• Top 50 Clients represent 48.5% of total revenue

WORKING TOGETHER:
the Crawford Difference
Goals: 2009 - 2011
•Leverage and grow Crawford & Company’s position as the world’s largest independent provider of claims solutions.
–Expand Key Account Management to improve sales and marketing initiatives to win more business.
•Further improve working capital management.
– Accounts receivable, DSO, cash flow.
•Implement innovative, value-added solutions that drive quality and improve operating results.
–Execute global launch of The Crawford System of Claims Solutions
SM
to
dramatize our competitive advantages, reinforce our industry leadership, and clarify our portfolio of businesses.
–Implement Information and Communications Technology strategies to leverage technology gains to maximize operating efficiencies and improve data management.
•Become a premier employer.
–Ensure that our pay-for-performance culture builds a results-oriented business.

The Crawford System of Claims Solutions
SM
The System is the most comprehensive global, integrated solution for all corporate, insurer, and re-insurer claims administration.
WORKING TOGETHER:
the Crawford Difference

WORKING TOGETHER: the Crawford Difference Financial Review

WORKING TOGETHER:
the Crawford Difference
Four-year Crawford Financial Performance
• Improving performance in a difficult
operating environment
Revenue CAGR of 10.6% from 2005 to 2008
Operating earnings CAGR of 41.0% from 2005
to 2008
• Strong revenue growth internationally
aided by impact of Broadspire acquisition
International growth (before currency effects) of
8.7%
Fourth quarter 2006 acquisition of Broadspire
Services Inc. added approximately $200 million
in 2007 revenue
• Focus on cost control drives incremental
margin
Continued margin expansion internationally
Turnaround in U.S. Property & Casualty
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005 2006 2007 2008
Consolidated Revenue
$ in millions
$0
$5
$10
$15
$20
$25
$30
$35
2005 2006 2007 2008
Net Income
$ in millions
772
820
975
1,049
13
15
16
32

WORKING TOGETHER:
the Crawford Difference
Fiscal 2008 Financials
CONDENSED CONSOLIDATED STATEMENTS OF INCOME*
Unaudited
(In Thousands, Except Earnings Per Share and Percentages)
Year Ended December 31 2008
2007 % Change
Revenues:
Revenues Before Reimbursements
$1,048,582
$975,143 8%
Reimbursements
87,334
76,135 15%
Total Revenues
1,135,916
1,051,278 8%
Costs and Expenses:
Cost of Services Provided, Before Reimbursements
770,724
733,392 5%
Reimbursements
87,334
76,135 15%
Total Cost of Services 858,058 809,527 6%
Selling, General, and Administrative Expenses
215,625
211,737 2%
Corporate Interest Expense, Net 17,622 17,326 2%
Restructuring Costs
3,300
- nm
Total Costs and Expenses
1,094,605
1,038,590 5%
Gain on Sale of Former Corporate Headquarters - 4,844 nm
Gains on Sales of Businesses
2,512
3,980 -37%
Income Before Income Taxes 43,823 21,512 104%
Provision for Income Taxes
11,564
5,396 114%
Net Income
$32,259
$16,116 100%
Earnings Per Share:
Basic
$0.64
$0.32 98%
Diluted
$0.62
$0.32 94%
nm = not meaningful
* does not reflect accounting principles adopted in fiscal 2009

WORKING TOGETHER:
the Crawford Difference
Fiscal 2008 Financials
Crawford & Company
Balance Sheet Highlights*
As of December 31, 2008 and December 31, 2007
in thousands, except percentages
    December 31,     December 31,
                2008                 2007
Change
Cash and cash equivalents $73,124 $50,855
$22,269
Accounts receivable, net 157,430 178,528 (21,098)
Work in process 99,115 136,652 (37,537)
     Total receivables 256,545 315,180
(58,635)
Deferred revenues, net                    95,670 111,036
(15,366)
Pension liabilities 179,542 76,977 102,565
Current portion of long-term debt, capital leases
and short-term borrowings 15,650 31,864
(16,214)
Long-term debt 181,206 183,449 (2,243)
     Total debt 196,856 215,313 (18,457)
Total stockholders' equity 175,551 254,215 (78,664)
Net debt 123,732 164,458 (40,726)
Total debt / capitalization 53% 46%
*Does not reflect accounting principles adopted in fiscal 2009

WORKING TOGETHER:
the Crawford Difference
Fiscal 2008 Financials
Crawford & Company
Free Cash Flow  (non-GAAP)
For the years ended December 31, 2008 and 2007
In Thousands
              2008
             2007 Variance
Net Income $32,259
$16,116 $16,143
   Plus: Depreciation / Non-Cash Items 38,923
31,692               7,231
   Less: Special Credits (2,512)                (8,824)                6,312
   Less: Working Capital Growth 20,221
(15,151)              35,372
   Less: U.S. Pension Contributions (17,916)              (549)                   (17,367)
Operating Cash Flow 70,975
23,284               47,691
   Less: Capital Expenditures (19,336)              (21,553)              2,217
   Less: Internally Developed Software (12,675)              (6,556)                (6,119)
   Less: Mandatory Principal Payments (2,100)                (2,100)                -
Free Cash Flow (non-GAAP) $36,864 ($6,925) $43,789

WORKING TOGETHER:
the Crawford Difference 13
First Quarter 2009 Financials
Quarter Ended March 31 2009 2008 % Change
Revenues:
    Revenues Before Reimbursements $236,083 $255,512 -8%
    Reimbursements
14,200
19,161 -26%
Total Revenues 250,283 274,673 -9%
Costs and Expenses:
         Cost of Services Before Reimbursements 175,162 186,953 -6%
         Reimbursements 14,200 19,161 -26%
    Total Cost of Services 189,362 206,114 -8%
    Selling, General, and Administrative 51,488 50,503 2%
    Corporate Interest Expense, Net
3,485
4,416 -21%
    Restructuring Costs 1,815 -                nm
Total Costs and Expenses
246,150
261,033 -6%
Income Before Income Taxes 4,133 13,640 -70%
Provision for Income Taxes 1,120 4,644 -76%
Net Income 3,013 8,996 -67%
Add:  Net Loss Attributable to Noncontrolling Interests 69             72             -4%
Net Income Attributable to Crawford & Company $3,082 $9,068 -66%
Earnings Per Share - Basic and Diluted $0.06 $0.18 -67%
nm = not meaningful
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(In Thousands, Except Earnings Per Share Amounts and Percentages)

WORKING TOGETHER:
the Crawford Difference

Revenue and Earnings Per Share Bridge
1
st
Quarter 2008 to 2009
In millions, except per share amounts
Revenues before
Reimbursements
Net
Income
attributable
to Crawford
& Company
Diluted
EPS
1
st
quarter 2008 results $255.5 $9.1 $0.18
(Less)/Add:
Foreign currency impact in 2009    (23.4) (1.4) (0.03)
Increase in pension expense in 2009 - (2.3) (0.05)
Restructuring costs in 2009 - (1.2) (0.02)
Bad debt recovery in 2008 - (0.9) (0.02)
Operating changes     4.0 (0.2) (   -  )
1
st
quarter 2009 results $236.1 $3.1 $0.06

WORKING TOGETHER: the Crawford Difference Operating Segments

WORKING TOGETHER:
the Crawford Difference
$ in millions
$ in millions
First Quarter 2009 Financials
$90.9
$106.7
$7.5
$9.0
Revenues down $23.4 million due to strong U.S. dollar
Revenues increased 7.0% on a constant dollar basis
Summary Results, International Operations
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009
2008 % Change
Revenues 90,872 $      106,710 $   -14.8%
Total Operating Expenses 83,407         97,723        -14.6%
Operating Earnings 7,465 $        8,987 $       -16.9%
Operating Margin
8.2%
8.4%
60
70
80
90
100
110
1Q 2009 1Q 2008
Revenue
6
6.5
7
7.5
8
8.5
9
1Q 2009 1Q 2008
Operating Earnings

WORKING TOGETHER:
the Crawford Difference 17
International (excluding U.S.) Property &
Casualty Insurance Market
• Only 4.4% of dollars spent by rest of world (ROW) carriers on claims are outsourced to third party independent adjusters.
• Very few global claims providers – Crawford is the largest
• As ROW insurance carriers look to consolidate claims services vendors, small firms lose market share.
ROW Unallocated Loss Adjusting Expenses
$41.1 Billion
95.6%
$1.9 Billion
4.4%
$985 Million
51.8%
$140 Million
7.4%
ROW Outsourced Loss Adjusting Expenses
$445 Million
23.4%
Source: Crawford & Company (estimate)
$330 Million
17.4%
Insurance Carrier Internal Claims Dept.
Outsourced
Crawford #2 #3 Regional/Local Providers

WORKING TOGETHER:
the Crawford Difference
$ in millions
$ in millions
$49.5
$55.1
$5.9
$6.2
Catastrophe revenues up $3.0 million due to severe weather
Cases up nearly 7% in 2009 quarter
Prior year period includes bad debt recovery of $389,000
First Quarter 2009 Financials
0
10
20
30
40
50
60
1Q 2009 1Q 2008
Revenue
Summary Results, U.S. Property & Casualty
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009
2008 % Change
Revenues 55,052 $     49,510 $    11.2%
Total Operating Expenses 48,882 43,561 12.2%
Operating Earnings 6,170 $       5,949 $      3.7%
Operating Margin 11.2% 12.0%
5.7
5.8
5.9
6.0
6.1
6.2
6.3
1Q 2009 1Q 2008
Operating Earnings

WORKING TOGETHER:
the Crawford Difference 19
4,000+ Local & Regional Providers
National Providers
Crawford
U.S. Unallocated Loss Adjusting Expenses
$21.7
Billion
86.1%
$3.5 Billion
13.9%
$3 Billion
86%
$280 Million
8%
U.S. Outsourced Loss Adjusting Expenses
$216 Million
6%
Source: Cochran, Caronia & Co. and Crawford & Company
• Approximately 14% of dollars spent by U.S. carriers on claims services are outsourced to third parties
– High propensity to outsource non-core lines and/or non-core states
• Outsourced claims service provider market is highly fragmented
– Crawford is the market leader with approximately 6%
• As insurance carriers look to consolidate claims services vendors, small firms lose market share
– Most U.S. carriers are dramatically reducing the number of vendors on “approved lists”
U.S. Insurance Market
Insurance Carrier Internal Claims Dept.
Outsourced

WORKING TOGETHER:
the Crawford Difference
U.S. and International Property & Casualty
Growth Opportunities
• Strategic Growth
– Target large insurers who are consolidating their vendor lists and strive to ensure Crawford is named an approved vendor
• Continuous quality improvement
• Efforts toward training and product development
– Target markets
• Small and mid-market carriers
• Managing general agents (London Market)
• Non-standard insurers
• Property & casualty programs run by self-insured entities
• Organic Growth
– Key account plans for top clients
– Account managers for each major client

WORKING TOGETHER:
the Crawford Difference
40
50
60
70
80
90
1Q 2009 1Q 2008
Revenue
$ in millions
$ in millions
$74.6
$80.3
$1.7
($2.0)
Revenues and earnings declined due to lower workers’
compensation claim referrals
Impact of economic crisis being felt most by this segment
First Quarter 2009 Financials
-3
-2
-1
0
1
2
1Q 2009 1Q 2008
Operating Earnings (Loss)
Summary Results, Broadspire
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 74,601 $     80,313 $    -7.1%
Total Operating Expenses
76,555
78,566 -2.6%
Operating Earnings (Loss)
(1,954) $
1,747 $      nm
Operating Margin
-2.6%
2.2%

WORKING TOGETHER:
the Crawford Difference
9 Largest Providers
Broadspire
Local and Regional Providers
$0.4 Billion $3.2 Billion
Unallocated Loss Adjusting Expenses
Outsourced Loss Adjusting Expenses
$1.8 Billion
55.9%
$1.1 Billion
34.1%
$312 Million
10.0%
U.S. TPA Market Opportunities
• Self-insured entities and captives outsource practically all of their claims services
• Outsourced total claims management is fragmented
• Local and regional providers unable to leverage technology investment
Source: Cochran, Caronia & Co. and Crawford & Company
Internal Outsourced

WORKING TOGETHER:
the Crawford Difference
Broadspire Positioning
Third Largest TPA in Workers’ Compensation/Liability Market
Products and Services:
Workers’ Compensation Claims Services
Auto and General Liability Claims Services
Medical and Disability Management Services
Long-Term Care Services
Risk Management Information Systems (Risk Sciences Group)
Claim Triage Solution (e-Triage)
Broadspire Competitor
A
Competitor
B
Competitor
C
Competitor
D
Claim X X X X X
RMIS X X X X X
Med Bill Review X X
TCM/UM X X
FCM X
Peer Review X
Claim Triage X
Long Term Care X
Comparison of Service Providers

WORKING TOGETHER:
the Crawford Difference
$ in millions
$ in millions
$15.6
$19.0
$2.5
$1.5
Revenues and operating earnings decrease reflects ongoing
slowdown in class action settlements
Bankruptcy-related revenues increasing
Backlog of $39.0 million
First Quarter 2009 Financials
Summary Results, Legal Settlement Administration
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues
15,558 $
18,979 $    -18.0%
Total Operating Expenses 14,031 16,482 -14.9%
Operating Earnings 1,527 $       2,497 $      -38.8%
Operating Margin
9.8%
13.2%
0.0
0.5
1.0
1.5
2.0
2.5
1Q 2009 1Q 2008
Operating Earnings
10.0
12.0
14.0
16.0
18.0
20.0
1Q 2008
Revenue
1Q 2009

WORKING TOGETHER:
the Crawford Difference 25
Products and Services
• The Garden City Group, Inc. (GCG) provides these core services:
– GCG Class Action Services provides technology-intensive
administrative services for plaintiff and defense counsel and corporate defendants to expedite high-volume class action settlements.
– GCG Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy cases under Chapter
11.
– GCG Communications specializes in legal notice programs for successful case administration. GCG Communications offers a range of complementary services for developing and implementing effective legal notice programs worldwide.

WORKING TOGETHER:
the Crawford Difference 26
0
5
10
15
20
25
30
35
AB Data,
Ltd.
Berdon
LLP
Complete
Claims
Solutions, LLC
Heffler
Radetich &
Saitra LLP
Gilardi and
Co., LLC
Garden
City Group
Securities Class Action Cases
Source: RiskMetrics Group (SCAS Top 100 since 1995, September 30, 2008)
4
4 4
11

33
GCG has handled one-third of the largest 100 securities class action cases

WORKING TOGETHER: the Crawford Difference Summary

WORKING TOGETHER:
the Crawford Difference
Crawford is “Positioned for Growth”
•
Access to growing global markets
• Increasing market share both domestic and internationally
• Crawford expects to benefit from global consolidation of TPA vendors
•
Diverse customer base
• High customer retention rates
• Emphasis on quality and value provided sustains client confidence
•
Disciplined management
•
Improved  financial performance
• Consolidated revenues, earnings, margins, and cash flows
improved in 2008
•
Investment in enhanced technology in all business
units

WORKING TOGETHER:
the Crawford Difference 29
Execution Strategy
• Relentless dedication to outstanding execution
• Each strategic action and intention translated into monthly, measurable, objectives and outcomes
• Systematic tracking of interim milestones better enables
leadership control and proactive decision making
• Reinforce accountability, results orientation and strategic success throughout the year
• Provide an effective and more detailed map for the enterprise and each business unit to achieve 2009 objectives

WORKING TOGETHER:
the Crawford Difference
2009 Guidance
• Reaffirming Full Year 2009 Guidance:
– Consolidated revenue before reimbursements between
$960 million and $980 million
– Consolidated operating earnings between $50.5 million
and $55.8 million
– After reflecting stock-based compensation expense, net
corporate interest expense, customer-relationship
intangible amortization expense, special items and income
taxes, net income attributed to Crawford & Company on a
GAAP basis between $22.0 million and $25.0 million
– Earnings per share of $.41 to $.47

WORKING TOGETHER:
the Crawford Difference 31
WORKING TOGETHER: the
Crawford Difference
“Crawford & Company will be known as a target driven
corporation that meets its promises to clients and
shareholders.”
Jeffrey T. Bowman
President and CEO

WORKING TOGETHER:
the Crawford Difference 32
Appendix: Non-GAAP Financial Information
Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, we sometimes pay for certain out-of-pocket expenses that are reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are reported as revenues and expenses in our Consolidated Statement of
Income. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our
Consolidated Statement of Income with no impact to our net income. Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Net debt
Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt.
Deferred Revenues, net
Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenue as reported on our consolidated balance sheet less the sum of the current and noncurrent receivable held in trust to be released to us as payment to service this revenue.  The current portion of the receivable held in trust is reported as a component of Accounts receivable and the noncurrent portion is reported as a component of Other Noncurrent Assets in our consolidated balance sheet. The funds represented by the amount of the receivable held in trust are released to the Company over time to partially offset the costs of servicing the deferred revenue.  Management believes that subtracting the receivable held in trust from deferred revenue provides investors with a snapshot of what the net cash costs will be to service the deferred revenue in the future.
Free Cash Flow
Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

WORKING TOGETHER:
the Crawford Difference 33
Appendix: Non-GAAP Financial Information
(in $000's) December 31, December 31,
2008 2007
Deferred Revenues, Net
Deferred revenues, current 59,679 $        64,363 $
Deferrend revenues, noncurrent 42,795 58,925
Total deferred revenues 102,474 123,288
Less:
Receivable held in trust included in accounts receivable 2,121 4,693
Receivable held in trust included in other noncurrent assets 4,683 7,559
Deferred revenues, net 95,670 $        111,036 $
Net debt
Short-term borrowings 13,366 $        29,389 $
Current installments of long-term debt and capital leases 2,284 2,475
Long-term debt and capital leases, less current installments 181,206 183,449
Total debt 196,856 215,313
Less:
Cash and cash equivalents 73,124 50,855
Net debt 123,732 $      164,458 $

WORKING TOGETHER: the Crawford Difference Fox-Pitt Kelton Cochran Caronia Waller Bank and Insurance Conference June 18, 2009